Exhibit 10.17

ZIPCAR, INC.

SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

April 20, 2010

-i-

ZIPCAR, INC.

SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This Agreement dated as of April 20, 2010 is entered into by and among Zipcar, Inc., a Delaware corporation (the “Company”), and the individuals and entities listed as “Investors” on the signature pages attached hereto.

Recitals

WHEREAS, the Company and certain of the Investors (as defined below) are parties to a certain Fifth Amended and Restated Registration Rights Agreement dated as of October 31, 2007, as amended on May 29, 2008, June 15, 2009 and March 12, 2010 (the “Old Rights Agreement”), pursuant to which the Company granted such Investors certain rights with respect to their shares of capital stock of the Company;

WHEREAS, in connection with the acquisition of all of the outstanding shares of Streetcar Limited (“Streetcar”), the Company intends to issue an aggregate of 8,185,561 shares of Common Stock (the “Streetcar Shares”) to the former shareholders of Streetcar (the “Streetcar Stockholders”) pursuant to the terms of a Share Purchase Agreement, dated April 13, 2010, between the Company and the parties named therein (the “Share Purchase Agreement”);

WHEREAS, the parties to the Old Rights Agreement desire that the Old Rights Agreement be amended and restated in its entirety to provide for the terms and conditions included herein and to include each Streetcar Stockholder as a party hereto;

WHEREAS, the undersigned represent holders of Shares (as defined in the Old Rights Agreement) representing a majority of the voting power of the outstanding Shares (as defined in the Old Rights Agreement) held by the Investors (as defined in the Old Rights Agreement), as required for amendment of the Old Rights Agreement;

WHEREAS, the consummation of the transactions contemplated by the Share Purchase Agreement are conditioned upon the Company’s execution and delivery of this Agreement; and

WHEREAS, the Company and the Investors desire to provide for certain arrangements with respect to (i) the registration of shares of capital stock of the Company under the Securities Act of 1933, as amended , (ii) the Investors’ right of first refusal with respect to certain issuances of securities of the Company and (iii) certain covenants of the Company.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

1. Certain Definitions.

As used in this Agreement, the following terms shall have the following respective meanings:

“Affiliated Party” means, with respect to any Investor, any person or entity which, directly or indirectly, controls, is controlled by or is under common control with such Investor, including, without limitation, any general partner, officer, manager or director of such Investor and any venture capital fund (or similar entity) now or hereafter existing which is controlled by one or more general partners or managing members of, or shares the same management company as, such Investor.

“Available Undersubscription Amount” means the difference between the total of all of the Basic Amounts available for purchase by Qualified Purchasers pursuant to Section 3.1 and the Basic Amounts subscribed for pursuant to Section 3.1.

“Basic Amount” means, with respect to a Qualified Purchaser, its pro rata portion of the Offered Securities determined by multiplying the number of Offered Securities by a fraction, the numerator of which is the aggregate number of shares of Common Stock issued or issuable upon conversion of all Shares then held by such Qualified Purchaser and the denominator of which is the total number of shares of Common Stock then outstanding (giving effect to the conversion into Common Stock of all outstanding shares of convertible preferred stock and the exercise of all outstanding options and warrants).

“Benchmark Capital” shall mean Benchmark Capital Partners V, L.P., Benchmark Founders’ Fund V, L.P., Benchmark Founders’ Fund V-A, L.P., Benchmark Founders’ Fund V-B, L.P., Benchmark Capital Management Co. V, L.L.C. and related individuals,

“Code” means the Internal Revenue Code of 1986, as amended.

“Commission” means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

“Common Stock” means the common stock, $.001 par value per share, of the Company.

“Company” has the meaning ascribed to it in the introductory paragraph hereto.

“Company Sale” means: (a) a merger or consolidation in which (i) the Company is a constituent party, or (ii) a Company Subsidiary is a constituent party and the Company issues shares of its capital stock pursuant to such merger or consolidation, except in the case of either clause (i) or (ii) any such merger or consolidation involving the Company or a Company Subsidiary in which the shares of capital stock of the Company outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock which represent, immediately following such merger or consolidation, at least 51%, by voting power and economic interest, of the capital stock of (A) the surviving or resulting corporation or (B) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation; (b) the sale, lease, transfer or exclusive license or other disposition, in a single transaction or series of related transactions, by the Company or any Company Subsidiary of all or substantially all the assets or intellectual property of the Company and all Company Subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more Company Subsidiaries if substantially all of the assets or intellectual property of the Company and the Company Subsidiaries taken as a whole are held by such Company Subsidiary or Company Subsidiaries (except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Corporation); or (c) a liquidation, dissolution or a winding up of the Company.

“Company Subsidiary” means any corporation, partnership, trust, limited liability company or other non-corporate business enterprise in which the Company (or another Company Subsidiary) holds stock or other ownership interests representing (a) more than 50% of the voting power of all outstanding stock or ownership interests of such entity or (b) the right to receive more than 50% of the net assets of such entity available for distribution to the holders of outstanding stock or ownership interests upon a liquidation or dissolution of such entity.

“Confidential Information” means any information that is labeled as confidential, proprietary or secret which an Investor obtains from the Company pursuant to financial statements, reports and other materials provided by the Company to such Investor pursuant to this Agreement or pursuant to visitation or inspection rights granted hereunder.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

“Greylock Capital” shall mean Greylock XII Limited Partnership, Greylock XII-A Limited Partnership and Greylock XII Principals LLC and related individuals or funds.

“Indemnified Party” means a party entitled to indemnification pursuant to Section 2.5.

“Indemnifying Party” means a party obligated to provide indemnification pursuant to Section 2.5.

“Initial Public Offering” means the initial underwritten public offering of shares of Common Stock pursuant to an effective Registration Statement.

“Initiating Holders” means the Investors initiating a request for registration pursuant to Section 2.1(a) or 2.1(b), as the case may be.

“Investor” means (i) the holders of Shares, (ii) for purposes of Sections 2, 5, 6 and 7, of the Agreement, Pinnacle and Lighthouse and (iii) for purposes of Sections 2, 3, 5, 6 and 7, of the Agreement, the Streetcar Stockholders.

“Lighthouse” means Lighthouse Capital Partners VI, L.P.

“Major Investor” means (i) any Investor owning at least 250,000 Shares and (ii) for purposes of Section 4.3, Pinnacle, Lighthouse and the Streetcar Stockholders.

“Notice of Acceptance” means a written notice from an Investor to the Company containing the information specified in Section 3.1(b).

“Offer” means a written notice of any proposed or intended issuance, sale or exchange of Offered Securities containing the information specified in Section 3.1(a).

“Offered Securities” means (a) any shares of its Common Stock, (b) any other equity securities of the Company, including, without limitation, shares of preferred stock, (c) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity securities of the Company, or (d) any debt securities convertible into capital stock of the Company.

“Old Rights Agreement” has the meaning ascribed to it in the recitals hereto.

“Pinnacle” means Pinnacle Ventures II Equity Holdings L.L.C. and Pinnacle Ventures III Equity Holdings L.L.C.

“Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Qualified Public Offering” means the consummation of a firm-commitment underwritten public offering of shares of Common Stock pursuant to an effective registration statement under the Securities Act with aggregate proceeds to the Company greater than $30,000,000 and the Common Stock being listed for trading on either the New York Stock Exchange or the NASDAQ National Market or another comparable exchange or marketplace approved by the Board of Directors.

“Qualified Purchaser” means an Investor that is an “accredited Investor” within the meaning of Rule 501(a) under the Securities Act.

“Refused Securities” means those Offered Securities as to which a Notice of Acceptance has not been given by the Qualified Purchasers pursuant to Section 3.1.

“Registrable Shares” means (a) the shares of Common Stock issued or issuable upon conversion of the Shares, (b) the Streetcar Shares, (c) any other shares of Common Stock, and any shares of Common Stock issued or issuable upon the conversion, exchange or exercise of any other securities, acquired by the Investors, (d) the shares of Common Stock issued or issuable upon exercise of those certain warrants to purchase Common Stock issued by the Company to Lighthouse on May 29, 2008 and March 12, 2010, (e) the shares of Common Stock issued or issuable upon exercise of those certain warrants to purchase Common Stock issued by the Company to Pinnacle on June 15, 2009 and March 12, 2010, and (f) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares (i) upon the sale of such shares pursuant to a Registration Statement or Rule 144 under the Securities Act or (ii) upon any sale in any manner to a person or entity which is not entitled, pursuant to Section 6, to the rights under this Agreement. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Shares even if such conversion has not been effected .”

“Registration Expenses” means all expenses incurred by the Company in complying with the provisions of Section 2, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company and the fees and expenses of one counsel selected by the Selling Stockholders to represent the Selling Stockholders, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions, stock transfer taxes and the fees and expenses of Selling Stockholders’ own counsel (other than the counsel selected to represent all Selling Stockholders).

“Registration Statement” means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

“Selling Stockholder” means any Investor owning Registrable Shares included in a Registration Statement.

“Series F Purchasers” means the Investors who hold shares of the Company’s Series F Convertible Preferred Stock.

“Share Purchase Agreement” has the meaning ascribed to it in the recitals hereto.

“Shares” means shares of the Company’s Series A Convertible Preferred Stock, $.001 par value per share, Series B Convertible Preferred Stock, $.001 par value per share, Series C Convertible Preferred Stock, $.001 par value per share, Series D Convertible Preferred Stock, $.001 par value per share, Series E Convertible Preferred Stock, $.001 par value per share and Series F Convertible Preferred Stock, $.001 par value per share.

“Streetcar Shares” has the meaning ascribed to it in the recitals hereto.

“Streetcar Stockholders” has the meaning ascribed to it in the recitals hereto.

“Undersubscription Amount” means, with respect to a Qualified Purchaser, any additional portion of the Offered Securities attributable to the Basic Amounts of other Qualified Purchasers as such Qualified Purchaser indicates it will purchase or acquire should the other Qualified Purchasers subscribe for less than their Basic Amounts.

2. Registration Rights.

2.1 Required Registrations.

(a) At any time after the earlier of (i) April __, 2014 or (ii) six months after the closing of the Initial Public Offering, an Investor or Investors holding in the aggregate a majority of the Registrable Shares then outstanding may request, in writing, that the Company effect the registration on Form S-1 or Form S-2 (or any successor form) of Registrable Shares owned by such Investor or Investors having an aggregate value of at least $20,000,000 (based on the market price or fair value on the date of such request).

(b) At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), an Investor or Investors holding in the aggregate a majority of the Registrable Shares then outstanding may request, in writing, that the Company effect the registration on Form S-3 (or such successor form), of Registrable Shares owned by such Investor or Investors having an aggregate value of at least $10,000,000 (based on the public market price on the date of such request).

(c) Upon receipt of any request for registration pursuant to this Section 2, the Company shall promptly give written notice of such proposed registration to all other Investors. Such Investors shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Investors may request in such notice of election, subject in the case of an underwritten offering to the terms of Section 2.1(d). Thereupon, the Company shall, as expeditiously as possible (but in no event later than (i) 90 days in the case of a request under Section 2.1(a) and (ii) 60 days in the case of a request under Section 2.1(b)), use its best efforts to effect the registration on an appropriate registration form of all Registrable Shares which the Company has been requested to so register; provided, however, that in the case of a registration requested under Section 2.1(b), the Company will only be obligated to effect such registration on Form S-3 (or any successor form).

(d) If the Initiating Holders intend to distribute the Registrable Shares covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.1(a) or (b), as the case may be, and the Company shall include such information in its written notice referred to in Section 2.1(c). In such event, (i) the right of any other Investor to include its Registrable Shares in such registration pursuant to Section 2.1(a) or (b), as the case may be, shall be conditioned upon such other Investor’s participation in such underwriting on the terms set forth herein, and (ii) all Investors including Registrable Shares in such registration shall enter into an underwriting agreement upon customary terms with the underwriter or underwriters managing the offering; provided that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of the Investors materially greater than the obligations of the Investors pursuant to Section 2.5. The Initiating Holders shall have the right to select the managing underwriter(s) for any underwritten offering requested pursuant to Section 2.1(a) or (b), subject to the approval of the Company, which approval will not be unreasonably withheld, conditioned or delayed. If any Investor who has requested inclusion of its Registrable Shares in such registration as provided above disapproves of the terms of the underwriting, such Investor may elect, by written notice to the Company, to withdraw its Registrable Shares from such Registration Statement and underwriting. If the managing underwriter advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of Registrable Shares to be included in the Registration Statement and underwriting shall be allocated among all Investors requesting registration in proportion, as nearly as practicable, to the respective number of Registrable Shares held by them on the date of the request for registration made by the Initiating Holders pursuant to Section 2.1(a) or (b), as the case may be. If any Investor would thus be entitled to include more Registrable Shares than such Investor requested to be registered, the excess shall be allocated among other requesting Investors pro rata in the manner described in the preceding sentence.

(e) The Company shall not be required to effect more than two registrations pursuant to Section 2.1(a) or more than two registrations in any 12-month period pursuant to Section 2.1(b). In addition, the Company shall not be required to effect any registration within six months after the effective date of the Registration Statement relating to the Initial Public Offering. For purposes of this Section 2.1(e), a Registration Statement shall not be counted until such time as such Registration Statement has been declared effective by the Commission (unless the Initiating Holders withdraw their request for such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Investors after the date on which such registration was requested) and elect not to pay the Registration Expenses therefor pursuant to Section 2.4). For purposes of this Section 2.1(e), a Registration Statement shall not be counted if, as a result of an exercise of the underwriter’s cut-back provisions, less than 30% of the total number of Registrable Shares that Investors have requested to be included in such Registration Statement are so included.

(f) If at the time of any request to register Registrable Shares by Initiating Holders pursuant to this Section 2.1, the Company is engaged or has plans to engage in a registered public offering or is engaged in any other activity which, in the good faith determination of the Company’s Board of Directors, would be adversely affected by the requested registration, then the Company may at its option direct that such request be delayed for a period not in excess of 60 days from the date of such request, such right to delay a request to be exercised by the Company not more than once in any 12-month period.

2.2 Incidental Registration.

(a) Whenever the Company proposes to file a Registration Statement covering shares of Common Stock (other than a Registration Statement filed pursuant to Section 2.1), at any time and from time to time, it will, prior to such filing, give prompt written notice to all Investors of its intention to do so; provided, that no such notice need be given if no Registrable Shares are to be included therein as a result of a written notice from the managing underwriter pursuant to Section 2.2(b). Upon the written request of an Investor or Investors given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Investor or Investors to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Investor or Investors; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2.2 without obligation to any Investor.

(b) If the registration for which the Company gives notice pursuant to Section 2.2(a) is a registered public offering involving an underwriting, the Company shall so advise the Investors as a part of the written notice given pursuant to Section 2.2(a). In such event, (i) the right of any Investor to include its Registrable Shares in such registration pursuant to this Section 2.2 shall be conditioned upon such Investor’s participation in such underwriting on the terms set forth herein and (ii) all Investors including Registrable Shares in such registration shall enter into an underwriting agreement upon customary terms with the underwriter or underwriters selected for the underwriting by the Company. If any Investor who has requested inclusion of its Registrable Shares in such registration as provided above disapproves of the terms of the underwriting, such person may elect, by written notice to the Company, to withdraw its shares from such Registration Statement and underwriting. If the managing underwriter with respect to the Initial Public Offering advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, then Registrable Shares shall be included, to the extent allowed, in the following order of priority: (i) up to 50% of the Streetcar Shares held by Streetcar Stockholders shall be included in such Registration Statement before any Registrable Shares held by any other Investor are included; (ii) the Registrable Shares held by Series F Purchasers shall be included in such Registration Statement before any Registrable Shares held by any other Investor are included; (iii) the Registrable Shares held by entities and individuals affiliated with Benchmark Capital and Greylock Capital shall be included in such Registration Statement before any Registrable Shares held by any other Investor are included, (iv) the Registrable Shares held by any other Investors shall be included in such Registration Statement before any Registrable Shares held by holders of securities of the Company other than the Company are included in such Registration Statement and (v) shares held by holders of securities of the Company other than Investors may then be included in such Registration Statement. If the managing underwriter with respect to an offering other than the Initial Public Offering advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, then Registrable Shares shall be included, to the extent allowed, as in the following order of priority: (i) the Registrable Shares held by Series F Purchasers and Streetcar Stockholders shall be included, pro rata, in such Registration Statement before any Registrable Shares held by any other Investor are included; (ii) the Registrable Shares held by entities and individuals affiliated with Benchmark Capital and Greylock Capital shall be included in such Registration Statement before any Registrable Shares held by holders of securities other than the Company are included in such Registration Statement, (iii) the Registrable Shares held by any other Investors shall be included in such Registration Statement before any Registrable Shares held by holders of securities other than the Company are included in such Registration Statement and (iv) shares held by holders of securities of the Company other than Investors may then be included in such Registration Statement; provided that, in no event shall the amount of securities of entities and individuals affiliated with Benchmark Capital, Greylock Capital, the Streetcar Stockholders and/or the Series F Purchasers included in such Registration Statement be reduced below 30% of the total amount of securities included in such Registration Statement.

2.3 Registration Procedures.

(a) If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares under the Securities Act, the Company shall:

(i) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become effective as soon as possible;

(ii) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to comply with the provisions of the Securities Act (including the anti-fraud provisions thereof) and to keep the Registration Statement effective for 12 months from the effective date or such lesser period until all such Registrable Shares are sold;

(iii) as expeditiously as possible furnish to each Selling Stockholder such reasonable numbers of copies of the Prospectus, including any preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by such Selling Stockholder;

(iv) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the Selling Stockholders; provided, however, that the Company shall not be required in connection with this paragraph (iv) to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction;

(v) as expeditiously as possible, cause all such Registrable Shares to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

(vi) promptly provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such Registration Statement;

(vii) promptly make available for inspection by the Selling Stockholders, any managing underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the Selling Stockholders, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

(viii) notify each Selling Stockholder, promptly after it shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed; and

(ix) as expeditiously as possible following the effectiveness of such Registration Statement, notify each seller of such Registrable Shares of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus.

(b) If the Company has delivered a Prospectus to the Selling Stockholders and after having done so the Prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Selling Stockholders and, if requested, the Selling Stockholders shall immediately cease making offers of Registrable Shares and return all Prospectuses to the Company. The Company shall promptly provide the Selling Stockholders with revised Prospectuses and, following receipt of the revised Prospectuses, the Selling Stockholders shall be free to resume making offers of the Registrable Shares.

(c) In the event that, in the judgment of the Company, it is advisable to suspend use of a Prospectus included in a Registration Statement due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be materially detrimental to the Company, the Company shall notify all Selling Stockholders to such effect, and, upon receipt of such notice, each such Selling Stockholder shall immediately discontinue any sales of Registrable Shares pursuant to such Registration Statement until such Selling Stockholder has received copies of a supplemented or amended Prospectus or until such Selling Stockholder is advised in writing by the Company that the then current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. Notwithstanding anything to the contrary herein, the Company shall not exercise its rights under this Section 2.3(c) to suspend sales of Registrable Shares for a period in excess of 30 days consecutively or 60 days in any 365-day period.

2.4 Allocation of Expenses. The Company will pay all Registration Expenses for all registrations under this Agreement; provided, however, that if a registration under Section 2.1 is withdrawn at the request of the Initiating Holders (other than as a result of information concerning the business or financial condition of the Company which is made known to the Selling Stockholders after the date on which such registration was requested) and if the Initiating Holders elect not to have such registration counted as a registration requested under Section 2.1, the Selling Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration.

2.5 Indemnification and Contribution.

(a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Selling Stockholder, the partners, members, officers, directors and stockholders of each Selling Stockholder, each underwriter of such Registrable Shares, and each other person, if any, who controls such Selling Stockholder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Selling Stockholder, underwriter, controlling person or other aforementioned person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such

Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, (ii) the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the Registration Statement or the offering contemplated thereby; and the Company will reimburse such Selling Stockholder, underwriter, controlling person or other aforementioned person for any legal or any other expenses reasonably incurred by such Selling Stockholder, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such Selling Stockholder, underwriter or controlling person specifically for use in the preparation thereof.

(b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each Selling Stockholder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or (ii) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if and to the extent (and only to the extent) that the statement or omission was made in reliance upon and in conformity with information relating to such Selling Stockholder furnished in writing to the Company by such Selling Stockholder specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of a Selling Stockholder hereunder shall be limited to an amount equal to the net proceeds to such Selling Stockholder of Registrable Shares sold in connection with such registration.

(c) Each Indemnified Party shall give notice to the Indemnifying Party promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld, conditioned or delayed); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.5 except to the extent that the Indemnifying Party is adversely affected by such failure. The Indemnified Party may participate in such defense at such party’s expense; provided, however, that the Indemnifying Party shall pay such expense if the Indemnified Party reasonably concludes that representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; provided further that in no event shall the Indemnifying Party be required to pay the expenses of more than one law firm per jurisdiction as counsel for the Indemnified Party. The Indemnifying Party also shall be responsible for the expenses of such defense if the Indemnifying Party does not elect to assume such defense. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed.

(d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 2.5 is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Party in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities to which such party may be subject in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Selling Stockholders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Selling Stockholders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Company or the Selling Stockholders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 2.5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 2.5(d), (i) in no case shall any one Selling Stockholder, when combined with any amounts paid by such Selling Stockholder pursuant to Section 2.5(b), be liable or responsible for any amount in excess of the net proceeds received by such Selling Stockholder from the offering of Registrable Shares and (ii) the Company shall be liable and responsible for any amount in excess of such proceeds; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 2.5(d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section 2.5(d). No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.

(e) The rights and obligations of the Company and the Selling Stockholders under this Section 2.5 shall survive the termination of this Agreement.

2.6 Other Matters with Respect to Underwritten Offerings. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2.1, the Company agrees to (a) enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of the Company and customary covenants and agreements to be performed by the Company, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering; (b) use its best efforts to cause its legal counsel to render customary opinions to the underwriters with respect to the Registration Statement; and (c) use its best efforts to cause its independent public accounting firm to issue customary “cold comfort letters” to the underwriters with respect to the Registration Statement.

2.7 Information by Holder. Each holder of Registrable Shares included in any registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

2.8 “Lock-Up” Agreement; Confidentiality of Notices. Each Investor hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the registration by the Company for its own behalf of shares of its Common Stock or any other equity securities under the Securities Act on a registration statement on Form S-1 and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days, which period may be extended upon the request of the managing underwriter, to the extent required by any FINRA or NYSE rules, for an additional period of up to fifteen (15) days if the Company issues or proposes to issue an earnings or other public release within fifteen (15) days of the expiration of the 180-day lockup period), (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock held immediately before the effective date of the registration statement for such offering or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. The foregoing provisions of this Section 2.8 shall apply only to the Initial Public Offering, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall be applicable to the Investors only if all officers and directors are subject to the same restrictions and the Company obtains a similar agreement from all Investors owning more than one percent (1%) of the Company’s outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding Shares). The underwriters in connection with such registration are intended third party beneficiaries of this Section 2.8 and shall have the right, power, and authority to enforce the provisions hereof as though they were a party hereto. Each Investor further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Section 2.8 or that are necessary to give further effect thereto.

Any Investor receiving any written notice from the Company regarding the Company’s plans to file a Registration Statement shall treat such notice confidentially and shall not disclose such information to any person other than as necessary to exercise its rights under this Agreement.

2.9 Limitations on Subsequent Registration Rights. The Company shall not, prior to the Initial Public Offering, without the prior written consent of Investors holding a majority of the Registrable Shares then held by all Investors, enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which grants such holder or prospective holder rights to include securities of the Company in any Registration Statement unless such rights to include securities in a registration are pari passu with, or subordinate to, the rights granted to Investors pursuant to this Agreement.

2.10 Rule 144 Requirements. After the earliest of (i) the closing of the sale of securities of the Company pursuant to a Registration Statement, (ii) the registration by the Company of a class of securities under Section 12 of the Exchange Act, or (iii) the issuance by the Company of an offering circular pursuant to Regulation A under the Securities Act, the Company agrees to:

(a) make and keep current public information about the Company available, as those terms are understood and defined in Rule 144;

(b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(c) furnish to any holder of Registrable Shares upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

2.11 Termination. The right of any holder of Registrable Shares to request registration or inclusion of Registrable Securities in any registration pursuant to Section 2.1 or Section 2.2 shall terminate upon the earliest to occur of:

(a) the closing of a Company Sale;

(b) the earliest time after the IPO at which such holder of Registrable Shares (i) can sell all shares held by it in compliance with Rule 144(b)(1)(i) or (ii) holds one percent (1%) or less of the Company’s outstanding Common Stock and all Registrable Securities held by such holder (together with any Affiliate of the holder with whom such holder must aggregate its sales under Rule 144) can be sold in any three (3) month period without registration in compliance with Rule 144; and

(c) the fifth anniversary of the Initial Public Offering.

2.12 Registration of Certain Streetcar Shares. The Company shall use its commercially reasonable best efforts to include at least 25% of the Streetcar Shares held by each of Andrew Valentine and Brett Akker in the registration statement with respect to the Initial Public Offering. In the event that the underwriters with respect to the Initial Public Offering exercise their over-allotment option, the Company shall use its commercially reasonable best efforts to include additional Streetcar Shares held by such stockholders in the over-allotment closing.

3. Right of First Refusal.

3.1 Rights of Investors to Acquire Offered Securities.

(a) The Company shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, any Offered Securities, unless in each such case the Company shall have first complied with this Section 3.1. The Company shall deliver to each Investor an Offer, which shall (i) identify and describe the Offered Securities, (ii) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the

Offered Securities to be issued, sold or exchanged, (iii) identify the persons or entities (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged, and (iv) offer to issue and sell to or exchange with such Investor that is a Qualified Purchaser (A) such Qualified Purchaser’s Basic Amount and (B) such Qualified Purchaser’s Undersubscription Amount.

(b) To accept an Offer, in whole or in part, a Qualified Purchaser must deliver to the Company, on or prior to the date 30 days after the date of delivery of the Offer, a Notice of Acceptance providing a representation letter certifying that such Qualified Purchaser is an accredited Investor within the meaning of Rule 501 under the Securities Act and indicating the portion of the Qualified Purchaser’s Basic Amount that such Qualified Purchaser elects to purchase and, if such Qualified Purchaser shall elect to purchase all of its Basic Amount, the Undersubscription Amount (if any) that such Qualified Purchaser elects to purchase. If the Basic Amounts subscribed for by all Qualified Purchasers are less than the total of all of the Basic Amounts available for purchase, then each Qualified Purchaser who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for (such Qualified Purchaser, an “Oversubscribing Qualified Purchaser”); provided, however, that if the Undersubscription Amounts subscribed for exceed the Available Undersubscription Amount, each Qualified Purchaser who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the aggregate number of shares of Common Stock issued or issuable upon conversion of all Registrable Shares then held by such Qualified Purchaser bears to the aggregate number of shares of Common Stock issued or issuable upon conversion of all Registrable Shares then held by all Oversubscribing Qualified Purchasers, subject to rounding by the Board of Directors to the extent it deems reasonably necessary.

(c) The Company shall have 90 days from the expiration of the period set forth in Section 3.1(b) to issue, sell or exchange all or any part of the Refused Securities, but only to the offerees or purchasers described in the Offer (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) which are not more favorable, in the aggregate, to the acquiring person or persons or less favorable to the Company than those set forth in the Offer.

(d) In the event the Company shall propose to sell less than all the Refused Securities, then each Qualified Purchaser may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that the Qualified Purchaser elected to purchase pursuant to Section 3.1(b) multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Qualified Purchasers pursuant to Section 3.1(b) prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that any Qualified Purchaser so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Qualified Purchasers in accordance with Section 3.1(a).

(e) Upon (i) the closing of the issuance, sale or exchange of all or less than all of the Refused Securities or (ii) such other date agreed to by the Company and Qualified Purchasers who have subscribed for a majority of the Offered Securities subscribed for by the Qualified Purchasers, such Qualified Purchaser or Purchasers shall acquire from the Company and the Company shall issue to such Qualified Purchaser or Purchasers, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 3.1(d) if any of the Qualified Purchasers has so elected, upon the terms and conditions specified in the Offer.

(f) The purchase by the Qualified Purchasers of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Qualified Purchasers of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Qualified Purchasers and their respective counsel.

(g) Any Offered Securities not acquired by the Qualified Purchasers or other persons in accordance with Section 3.1(c) may not be issued, sold or exchanged until they are again offered to the Qualified Purchasers under the procedures specified in this Agreement.

(h) The rights of the Qualified Purchasers under this Section 3.1 shall not apply to:

(i) the issuance of any shares of Common Stock as a stock dividend to holders of Common Stock or upon any subdivision or combination of shares of Common Stock;

(ii) the issuance of any shares of Common Stock upon conversion of shares of convertible preferred stock;

(iii) the issuance of shares of Common Stock, or options with respect thereto (subject in either case to appropriate adjustment for stock splits, stock dividends, recapitalizations and similar events occurring after the date of this Agreement), issued or issuable to employees, directors or officers of, or consultants to, the Company or any Company Subsidiary pursuant to any plan, agreement or arrangement approved by the Board of Directors of the Company and a majority of the Board of Directors who are not employees of the Company or any of its Subsidiaries;

(iv) the issuance of securities solely in consideration for a bona fide acquisition (whether by merger or otherwise) by the Company or any Company Subsidiary of all or substantially all of the stock or assets of any other entity approved by the Board of Directors of the Company, including the issuance of securities to the Streetcar Stockholders;

(v) the issuance of shares of Common Stock by the Company in a firm-commitment underwritten public offering pursuant to an effective registration statement under the Securities Act;

(vi) the issuance of shares of capital stock, or the grant of options or warrants therefor, in connection with any present or future borrowing, line of credit, leasing or similar financing arrangement approved by the Board of Directors of the Company;

(vii) shares of capital stock, or the grant of options or warrants therefor, in connection with any strategic transaction entered into for primarily non-equity financing purposes and approved by the Board of Directors of the Company; and

(viii) shares of capital stock issuable upon the exercise or conversion of any warrants outstanding on the date of this Agreement.

3.2 Hart-Scott-Rodino Act. If a Qualified Purchaser’s exercise of the option to purchase Offered Securities would require the filing of Notification and Report Forms and related materials with the Federal Trade Commission and the Antitrust Division of the United States Department of Justice under the Hart-Scott-Rodino Act, the Company shall cooperate with the Qualified Purchaser in the making of such filing and shall make any further filings or information submissions pursuant thereto as may be reasonably necessary, proper or advisable, and the requirement that the Qualified Purchaser make such filing shall not limit the Qualified Purchaser’s right to exercise its option to purchase Offered Securities.

3.3 Termination. This Section 3 shall terminate upon the earlier of the closing of a Company Sale or the closing of a Qualified Public Offering.

4. Covenants.

4.1 Maintenance of Insurance. The Company covenants and agrees that it will maintain with responsible and reputable insurance companies or associations, insurance in such amounts and covering such risks as the Company reasonably deems advisable, including without limitation Directors and Officers Errors and Omissions insurance.

4.2 Inspection and Observation. The Company shall permit each Investor, or any authorized representative thereof, to visit and inspect the properties of the Company, including its corporate and financial records, and to discuss its business and finances with officers of the Company, during normal business hours following reasonable notice and as often as may be reasonably requested; provided, however, that the Company shall not be obligated pursuant to this Section 4.2 to provide access to any information which it reasonably considers to be a trade secret.

4.3 Financial Statements and Other Information.

(a) The Company shall deliver to each Major Investor:

(i) within 150 days after the end of each fiscal year of the Company (or such other period as the Board of Directors may reasonably approve), an audited balance sheet of the Company as at the end of such year and audited statements of income and of cash flows of the Company for such year, certified by certified public accountants of established national reputation selected by the Company, and prepared in accordance with generally accepted accounting principles consistently applied; and

(ii) within 45 days after the end of each fiscal quarter of the Company (other than the fourth quarter), an unaudited balance sheet of the Company as at the end of such quarter, and unaudited statements of income and of cash flows of the Company for such fiscal quarter and for the current fiscal year to the end of such fiscal quarter.

(iii) as soon as available, but in any event prior to the commencement of each new fiscal year, a business plan and projected financial statements for such fiscal year;

(iv) such other notices, information and data with respect to the Company as the Company delivers to the holders of its capital stock at the same time it delivers such items to such holders; and

(v) with reasonable promptness, such other information and data as such Investor may from time to time reasonably request.

(b) The foregoing financial statements shall be prepared on a consolidated basis if the Company then has any subsidiaries. The financial statements delivered pursuant to clause (ii) of paragraph (a) above shall be accompanied by a certificate of the chief financial officer of the Company stating that such statements have been prepared in accordance with generally accepted accounting principles consistently applied (except as noted) and fairly present the financial condition and results of operations of the Company at the date thereof and for the periods covered thereby.

4.4 Agreements with Employees; Options.

(a) The Company shall (i) require (A) all persons now or hereafter employed by the Company and (B) all independent contractors utilized by the Company who have access to confidential or proprietary information of the Company to enter into a non-disclosure and assignment of inventions agreement substantially in the form of Exhibit I-1 to the Series E Convertible Preferred Stock Purchase Agreement, dated as of October 26, 2006 (the “Series E Purchase Agreement”) and, in the case of employees, a non-competition and non-solicitation agreement substantially in the form of Exhibit I-2 to the Series E Purchase Agreement and (ii) use its commercially reasonable best efforts to ensure that all former employees who have not already done so enter in to a non-disclosure and assignment of inventions agreement substantially in the form of Exhibit I-1 to the Series E Purchase Agreement.

(b) Unless otherwise approved by the Board of Directors of the Company, including a majority of the members of the Board of Directors who are not employees of the Corporation or any of its subsidiaries, all options or restricted stock granted or issued by the Company (i) shall become exercisable at the rate of 25% on the first anniversary of grant or issue and 2.0833% per month thereafter over the subsequent three years so long as the holder continues to be an employee or consultant of the Company and (ii) and have a lock-up provision substantially similar to that in Section 8(k) of the Sixth Amended and Restated Stockholders’ Voting Agreement. In addition, unless otherwise approved by the Board of Directors of the Company, including a majority of the members of the Board of Directors who are not employees of the Corporation or any of its subsidiaries, the Company shall retain the right to repurchase unvested shares at cost upon termination of employment of a holder of restricted stock.

4.5 Board of Directors. The Company shall promptly reimburse in full each director of the Company who is not an employee of the Company for all of his or her reasonable out-of-pocket expenses incurred in attending each meeting of the Board of Directors of the Company or any committee thereof.

4.6 Qualified Small Business Stock. The Company shall submit to the Internal Revenue Service any reports that may be required under Section 1202(d)(1)(C) of the Code and the related Treasury Regulations. In addition, within a commercially reasonable time after any investor has delivered to the Company a written request therefor, the Company shall deliver to such Investor a written statement indicating whether, to the knowledge of the Company, such Investor’s interest in the Company constitutes “qualified small business stock” as defined in Section 1202(c) of the Code, or, at the election of the Company, a written statement containing such factual information available to the Company as may be reasonably required by the Investor to permit the Investor or the Investor’s advisors to determine whether the Investor’s interest in the Company constitutes “qualified small business stock” as defined in Section 1202(c) of the Code.

4.7 Subsequent Financings. In the event the Company issues shares of preferred stock which carry rights, preferences or privileges regarding dividends, liquidation, redemption, anti-dilution or voting that are senior to the rights of the Series F Convertible Preferred Stock, the Company

shall use its best efforts to amend the rights, preferences and privileges of the Series D Convertible Preferred Stock, Series E Convertible Preferred Stock and/or the Series F Convertible Preferred Stock to be consistent with those of the new series of preferred stock.

4.8 Termination of Covenants. All covenants of the Company contained in this Section 4 shall terminate upon the earlier of the closing of a Company Sale or the closing of an Initial Public Offering.

5. Confidentiality. Each Investor agrees that he, she or it will keep confidential and will not disclose, divulge or use for any purpose, other than to monitor its investment in the Company, any Confidential Information, unless such Confidential Information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 5 by such Investor), (b) is or has been independently developed or conceived by the Investor without use of the Company’s Confidential Information or (c) is or has been made known or disclosed to the Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that an Investor may disclose Confidential Information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company, (ii) to any prospective purchaser of any Shares from such Investor as long as such prospective purchaser agrees to be bound by the provisions of this Section 5, (iii) to any Affiliated Party of such Investor, provided that such party is obligated not to disclose, divulge or use any Confidential Information to the same extent as the Investors, (iv) as may otherwise be required by law, provided that the Investor takes reasonable steps to minimize the extent of any such required disclosure, or (v) as necessary to enforce such Investor’s rights, including through the Equityholders’ Representative, pursuant to the Merger Agreement, including, without limitation, in connection with the assertion or defense of any claim pursuant to the Merger Agreement, provided that the Investor takes reasonable steps to minimize the extent of any such disclosure. Notwithstanding the foregoing, (i) such information shall not be deemed confidential for the purpose of enforcing this Agreement and (ii) the provisions of this Section 5 shall not apply to any Investor who is represented on the Board of Directors of the Company, but only for as long as such Investor is so represented, it being understood that the director elected by holders of a majority of the Series F Convertible Preferred Stock represents such holders.

6. Transfers of Rights; Calculation of Share Numbers.

6.1 Transfer of Rights. This Agreement, and the rights and obligations of each Investor hereunder, may be assigned by such Investor to (a) any person or entity to which Shares at least 250,000 Shares (subject to appropriate adjustment for stock splits, stock dividends, recapitalizations and similar events occurring after the date of this Agreement) are transferred by such Investor, (b) to any Affiliated Party of such Investor, or (c) any Immediate Family Member (as defined below) of such Investor or trust established solely for the benefit of such Investor and/or Immediate Family Members of such Investor, and, in each case, such transferee shall be deemed an “Investor” for purposes of this Agreement; provided that such assignment of rights shall be contingent upon the transferee providing a written instrument to the Company notifying the Company of such transfer and assignment and agreeing in writing to be bound by the terms of this Agreement. Notwithstanding the foregoing, any person or entity to which any Shares or Registrable Shares are transferred by an Investor, whether voluntarily or by operation of law, shall be bound by the obligations under Section 2.8 to the same extent as if such transferee were an Investor hereunder and no Investor shall transfer any Shares or Registrable Shares unless the transferee provides a written instrument to the Company notifying the Company of such transfer and agreeing in writing to be bound by the terms of Section 2.8. “Immediate Family Member” shall mean the spouse, children, parents, siblings, grandchildren and any other relatives approved by the Board of Directors of the Company

6.2 Calculation of Share Numbers. In determining the number of Shares owned by an Investor for purposes of exercising rights under this Agreement, (a) Shares owned by an Investor shall be deemed to include Shares which have been converted into Common Stock so long as such Common Stock is owned by such Investor and (b) all Shares held by affiliated entities or persons shall be aggregated together (provided that no shares shall be attributed to more than one entity or person within any such group of affiliated entities or persons).

7. General.

7.1 Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

7.2 Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Investor shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

7.3 Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware, as to matters within the scope thereof, and the internal laws of the Commonwealth of Massachusetts (without reference to the conflicts of law provisions thereof), as to all other matters.

7.4 Notices. All notices, requests, consents and other communications under this Agreement shall be in writing and shall be deemed delivered (i) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

If to the Company, at Zipcar, Inc., 25 First Street, Fourth Floor, Cambridge, MA 02141, Attention: President, or at such other address as may have been furnished in writing by the Company to the other parties hereto, with a copy, which shall not constitute notice, to Wilmer Cutler Pickering Hale and Dorr LLP, Attention: John H. Chory, Esq., 1100 Winter Street, Suite 4650, Waltham, MA 02451;

If to an Investor (other than a holder of Series F Convertible Preferred Stock or a Streetcar Stockholder), at its address set forth on Exhibit A, or at such other address as may have been furnished in writing by such Investor to the other parties hereto, with a copy, which shall not constitute notice, to Goodwin Procter, Exchange Place, 53 State Street, Boston, MA 02109, Attention: William J. Schnoor, Esq.; or

If to an Investor that is a holder of Series F Convertible Preferred Stock, at its address set forth on Exhibit A, or at such other address as may have been furnished in writing by such Investor to the other parties hereto, with a copy, which shall not constitute notice, to O’Melveny & Myers LLP, 1625 Eye Street, N.W., Washington, DC 20006, Attention: Andrew J. Varner, Esq.

If to an Investor that is a Streetcar Stockholder, at its address set forth on Exhibit A, or at such other address as may have been furnished in writing by such Investor to the other parties hereto, with a copy, which shall not constitute notice, to DLA Piper UK LLP, 3 Noble Street, London, United Kingdom, EC2V 7EE, Attention: Will Rosen.

Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section 7.4.

7.5 Amendment of and Waiver Under the Old Rights Agreement; Complete Agreement. The Company and Investors (as defined in the Old Rights Agreement) holding Shares representing a majority of the voting power of all Shares now held by Investors (as defined in the Old Rights Agreement) hereby (A) agree that, as of the date of this Agreement, (i) the Old Rights Agreement is hereby amended in its entirety by this Agreement and (ii) the provisions of the Old Rights Agreement shall no longer be of any force or effect and (B) waive their rights under Section 3 of the Old Right’s Agreement, with respect to the issuance of the Streetcar Shares. This Agreement constitutes the only agreement, contract or understanding among the Investors and the Company relating to all or part of the subject matter of this Agreement.

7.6 Amendments and Waivers. This Agreement may be amended or terminated and the observance of any term of this Agreement may be waived with respect to all parties to this Agreement (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and Investors holding Shares representing a majority of the voting power of all Shares then held by Investors. Notwithstanding the foregoing, (a) this Agreement may not be amended or terminated and the observance of any term hereunder may not be waived with respect to any Investor without the written consent of such Investor unless such amendment, termination or waiver applies to all Investors in the same fashion (it being agreed that a waiver of the provisions of Section 3 with respect to a particular transaction shall be deemed to apply to all Qualified Purchasers in the same fashion if such waiver does so by its terms, notwithstanding the fact that certain Qualified Purchasers may nonetheless, by agreement with the Company, purchase securities in such transaction) and (b) Exhibit A hereto may be amended by the Company from time to time upon issuance of certificates representing shares of Series F Preferred Stock issued in connection with the Merger Agreement. Any amendment, termination or waiver effected in accordance with this Section 7.6 shall be binding on all parties hereto, even if they do not execute such consent. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

7.7 Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

7.8 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures. This Agreement may be executed by facsimile signatures.

7.9 Section Headings and References. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties. Any reference in this agreement to a particular section or subsection shall refer to a section or subsection of this Agreement, unless specified otherwise.

7.10 Other Investments. The Company acknowledges that certain of the Investors are in the business of venture capital (or similar) investing and therefore review the business plans and related proprietary information of many enterprises, including enterprises which may have products or services which compete directly or indirectly with those of the Company. Subject to any confidentiality obligations, nothing in this Agreement shall preclude or in any way restrict the Investors from investing or participating in any particular enterprise whether or not such enterprise has products or services which compete with those of the Company.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the day and year first above written.

COMPANY:
ZIPCAR, INC.

By:	/s/ Scott W. Griffith
Scott W. Griffith
Chief Executive Officer

INVESTORS:
CRON HOLDING AS

By:	/s/ Jordan Mayo
Name:	Jordan Mayo
Title:	As Attorney
SMEDVIG CAPITAL AS

By:	/s/ Jordan Mayo, as attorney
Name:	Jordan Mayo
Title:	As Attorney

/s/ Illegible, as attorney
Brett Akker

/s/ Illegible, as attorney
Sir Trevor Chinn

/s/ Illegible, as attorney
Andrew Edgar

/s/ Illegible, as attorney
Michael Fogelberg

/s/ Illegible, as attorney
Jonathan Hampson

/s/ Illegible, as attorney
Simon Healey

/s/ Illegible, as attorney
Henry Imber

/s/ Illegible, as attorney
Philip Marland

[SIGNATURE PAGE TO SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

/s/ Illegible, as attorney
Patrick Metdepenninghen

/s/ Illegible, as attorney
Jonathan Thomson

/s/ Illegible, as attorney
Andrew Valentine

/s/ Illegible, as attorney
Mark Walker
APPLEBY TRUST (JERSEY) LTD

By	/s/ Illegible
Name:
Title:

/s/ Illegible, as attorney
Adebo Abayomi

/s/ Illegible, as attorney
John Brunton

/s/ Illegible, as attorney
Harriet Clark

/s/ Illegible, as attorney
Philip Day

/s/ Illegible, as attorney
Suyin Dubois

/s/ Illegible, as attorney
Paul Garratt

/s/ Illegible, as attorney
Oliver Harvey

/s/ Illegible, as attorney
Kate Humphreys

/s/ Illegible, as attorney
Jiri Kobalicek

/s/ Illegible, as attorney
Carla Orchard

[SIGNATURE PAGE TO SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

/s/ Illegible, as attorney
Amanda Robinson

/s/ Illegible, as attorney
Shawn Rosewarne

/s/ Illegible, as attorney
Holly Ruddin

/s/ Illegible, as attorney
Laura Turner

/s/ Illegible, as attorney
Angela Wright

William Adams
Aldrich Descendants 2002 Trust Dated 9/23/02

By:
Name:
Title:	Trustee
American Honda Motor Company

By:
Name:
Title:

Charles Andonian

Cameron Pande

Carlos Autrey

Arthur D. Ayrault, IV

Carlos Azocor

Juan Balbontin

[SIGNATURE PAGE TO SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

BCLF VENTURES I, LLC

By:	Boston Community Venture Fund

By:
Name:
Title:

BCLF VENTURES II, LLC

By:	Boston Community Venture Fund

By:
Name:
Title:

Benchmark Capital Partners V, L.P.

By:	/s/ Illegible
Name:
Title:

Ros Bond

Gillian Marsden

Lee Brettman

Bristol Bay Native Corporation

By:
Name:
Title:

David Brook

[SIGNATURE PAGE TO SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

Campbell Living Trust, dated January 16, 1997

By:
Name:
Title:

Career Specialists

By:
Name:
Title:

Tracy J. Carroll

Timothy Barry Casey

Glenn N. Chinn

City National Bank as Trustee for Nossaman, Guthner, Knox & Elliot PSP FBO Henry Weinstock

By:
Name:
Title:

City National Bank as Trustee for Nossaman, Guthner, Knox & Elliot PSP FBO Karen J. Hedlund

By:
Name:
Title:

City National Bank as Trustee for Nossaman, Guthner, Knox & Elliot PSP FBO Geoffrey S. Yarema

By:
Name:
Title:

Michael Crill

Catherine Nobis

[SIGNATURE PAGE TO SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

Ron Danz

Marjorie Danz

Jean-Jacques Degroof

Diamond Parking

By:
Name:
Title:

Connie Duckworth

Kathy Elliott

David Ellis

Juan Enriquez

Evercel, Inc.

By:	/s/ James Gerson
Name:	James Gerson
Title:	Chairman

Rich Feldman

Ruth Fleischmann

Gretchen Garth

Gerson Family Foundation

By:	/s/ James Gerson
Name:	James Gerson
Title:	President

[SIGNATURE PAGE TO SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

/s/ Jim Gerson
Jim Gerson

Globespan Capital Partners V, L.P.

By:
Name:
Title:

Gravestar Investments, LLC

By:
Name:
Title:

Frederick E. Gerson

Simon Gerson

Thomas C. Graham

Greylock XII Limited Partnership

By:	/s/ Donald A. Sullivan
Name:	Donald A. Sullivan
Title:	Administrative Partner

Greylock XII-A Limited Partnership

By:	/s/ Donald A. Sullivan
Name:	Donald A. Sullivan
Title:	Administrative Partner

Greylock XII Principals LLC

By:	/s/ Donald A. Sullivan
Name:	Donald A. Sullivan
Title:	Vice President

Jean Hammond

Montgomery R. Hester

[SIGNATURE PAGE TO SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

Chris Hill

Miguel Garcia-Huidobro

Lee Iacocca

Livia Jackson

Donald Jefferson

Beverly Jefferson

Timothy B. Jenkins

K3 LLC

By:
Name:
Title:

Christopher P. Kaneb

Kanter Trust

By:
Name:	Michael Kanter
Title:	Trustee

By:
Name:	Sandra Kanter
Title:	Trustee

Peter Kennard

Michael Klein

[SIGNATURE PAGE TO SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

Carol and Fred Konz 2006 Trust dated August 3, 2006

By:
Name:
Title:

Joel Lamstein

LaSalle Investment Fund

By:
Name:
Title:

David Leonhardt

Philip Livingston

Robert S. Lowenthal

Alexa Grace Lowenthal

Zoe Sarah Lowenthal

Robert J. McCabe

Pamela McCabe

Jamie McCourt

Patrick McGeehin

Andrew McKee Revocable Trust 2000

By:
Andrew McKee, Trustee

Ann C. Miller

[SIGNATURE PAGE TO SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

Jose Moreno

Mason Myers

Mark Nassutti

Elana Nemerson

By:
Marian Chertow, as Co-Guardian

By:
Matthew Nerson, as Co-Guardian

Bryce Nesbitt

Donald P. Nielsen

Nossaman, Guthner, Knox & Elliot, LLP

By:
Name:
Title:

John Ogden

Andrea Ogden

Carol F. Padelford

Parsons Transportation Group

By:
Name:
Title:

William F. Peare

[SIGNATURE PAGE TO SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

Peter Nessen

Perrin Investments, LLC

By:
Name:
Title:

Peter C. Aldrich Trust

By:
Name:
Title:

Neil Peterson

Eric Pollak

W. Thomas Porter

Dixie Jo Porter

Prentice Family Partnership

By:
Name:
Title:

/s/ Jill Preotle
Jill Preotle

Timothy J. Preotle

Preston Gates & Ellis Investments, L.L.C.

By:
Name:
Title:

[SIGNATURE PAGE TO SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

RA Capital Associates

By:
Name:
Title:

Richard H. Aldrich 2009 GRAT #2

By:
Name:
Title:

Robert Reuben

Richard E. Teller Revocable Trust, u/d/t 1/16/2004

By:
Richard E. Teller, Trustee

By:
Kathleen A. Rogers, Trustee

Kathleen A. Rogers Revocable Trust

By:
Name:
Title:

Revolution Living LLC

By:	/s/ John Richardson
Name:	John Richardson
Title:	EVP

Jonathan F.P. Rose

Eric Rosenfeld

Andrew Ross

R. Patterson Russell

Stephen P. Sander

[SIGNATURE PAGE TO SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

Aviva Sapers

Fred Schapelhouman

Drew Schembre

William Scott

Seed Partners LLC

By:
Name:
Title:

Jonathan Seelig

Asher Perlman Seelig

Harvey Sorkin Revocable Trust

By:
Name:
Title:

Orin Smith

Charles Stonecipher

The Craig Douglas Sherman Trust

By:
Name:
Title:

Thomas G. Stemberg Revocable Trust dated May 1, 1991

By:
Name:
Title:

[SIGNATURE PAGE TO SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

John Titcomb, Jr.

Tom Unger

United Investors International Company

By:
Name:
Title:

Conrad Wagner

Jacqueline Witter

Malcolm Witter

Lighthouse Capital Partners VI, L.P., As Agent

By:	Lighthouse Management Partners VI, L.L.C.,
its general partner

By:
Name:
Title:

Pinnacle Ventures II Equity Holdings, L.L.C., a Delaware limited liability company

By:
Name:	Robert N. Savoie
Title:	Chief Financial Officer

Pinnacle Ventures III Equity Holdings, L.L.C., a Delaware limited liability company

By:
Name:	Robert N. Savoie
Title:	Chief Financial Officer

[SIGNATURE PAGE TO SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]